     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should seek financial advice from your own appropriately authorized independent financial advisor.

     If you have sold or transferred all of your registered holdings of American Depositary Shares of Empresa Nacional de Electricidad S.A. ('ENDESA-CHILE'), please forward this document and all accompanying documents to the stockholder, bank or other agent through or to whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                          ADS NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                      AMERICAN DEPOSITARY SHARES ('ADSs')
                                       OF
                     EMPRESA NACIONAL DE ELECTRICIDAD S.A.
                     PURSUANT TO THE U.S. OFFER TO PURCHASE
                            DATED FEBRUARY 25, 1999
                                      AND
                             THE SUPPLEMENT THERETO
                              DATED APRIL 19, 1999
                                       BY
                       DUKE ENERGY INTERNATIONAL, L.L.C.
                     A WHOLLY-OWNED, INDIRECT SUBSIDIARY OF
                            DUKE ENERGY CORPORATION

  THE U.S. OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 29, 1999, UNLESS THE U.S.
                               OFFER IS EXTENDED.

     As set forth under Section 4. 'Procedure for Accepting the U.S.
Offer -- Holders of Endesa-Chile ADSs' in the U.S. Offer to Purchase dated February 25, 1999 (the 'U.S. OFFER TO PURCHASE') as amended by the Supplement thereto dated April 19, 1999 (the 'SUPPLEMENT'), this revised ADS Notice of Guaranteed Delivery (or the original ADS Notice of Guaranteed Delivery) or one substantially equivalent hereto (this 'FORM') must be used to tender ADSs pursuant to the U.S. Offer if the American Depositary Receipts ('ADRs') evidencing such ADSs are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Receiving Agent prior to the termination of the U.S. Offer. This Form, properly completed and duly executed (including the signature guarantee by an Eligible Institution in the form set forth hereinafter) may be delivered by hand or mail to the Receiving Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the U.S. Offer to Purchase, as amended and supplemented by the Supplement.

                   THE RECEIVING AGENT FOR THE U.S. OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

                By Mail:                          Facsimile Transmission:                By Hand or Overnight Courier:
          Wall Street Station                          (212) 701-7636                            88 Pine Street
             P.O. Box 1023                             (212) 701-7637                              19th Floor
     New York, New York 10268-1028                                                          New York, New York 10005
                                                For Confirmation Telephone:
                                                       (212) 701-7624

DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Form is not to be used to guarantee signatures other than for the purposes described in this Form. If a signature on an ADS Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on such ADS Letter of Transmittal.

     In the case of ADSs held through the Book-Entry Facility, the revised or the original ADS Notice of Guaranteed Delivery may be delivered to the Receiving Agent by a participant in the Book-Entry Facility via the book-entry confirmation system.

     SHARES OF ENDESA-CHILE MAY NOT BE TENDERED BY MEANS OF THIS FORM.

Ladies and Gentlemen:

     The undersigned hereby tenders to Duke Energy International, L.L.C. (the 'PURCHASER'), a wholly-owned, indirect subsidiary of Duke Energy Corporation, the ADSs indicated below upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase, as amended and supplemented by the Supplement and the related revised ADS Letter of Transmittal, receipt of which is hereby acknowledged, the number of ADSs specified below pursuant to the Guaranteed Delivery Procedures described in the U.S. Offer to Purchase under Section 4 of the U.S. Offer to Purchase, as modified in Section 2 of the Supplement.

     The undersigned understands that tendered ADSs will not be accepted by the Purchaser unless all of the conditions to the U.S. Offer are satisfied or, where permitted, waived including, but not limited to, the Auction Condition (as such term is defined in the U.S. Offer to Purchase as amended by the Supplement).

Number of ADSs: ________________________________________________________________

ADR No.(s) (if available): _____________________________________________________

________________________________________________________________________________

________________________________________________________________________________
If ADSs will be tendered by book-entry transfer, check this box [ ]:

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

Name(s) of Record Holder(s): ___________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Area Code and Tel. No: _________________________________________________________

Signature(s): __________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated: _________________________________________________________________________

                             (please type or print)

                                   GUARANTEE

     The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, hereby guarantees that the undersigned will deliver to the Receiving Agent the ADRs representing the ADSs tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such ADSs into the Receiving Agent's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed revised or original ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message (as defined in the U.S. Offer to Purchase), with any required signature guarantees and any other required documents, all within three NYSE trading days after the date hereof.


_____________________________________________________      _____________________________________________________
            (NAME OF FIRM, AGENT OR TRUSTEE)                                (AUTHORIZED SIGNATURE)

_____________________________________________________      Name:________________________________________________
                        (ADDRESS)                                           (PLEASE TYPE OR PRINT)

_____________________________________________________      Title:_______________________________________________
                       (ZIP CODE)

Area Code and Tel. No.:______________________________      Dated:_______________________________________________

NOTE: DO NOT SEND SECURITIES WITH THIS FORM; SECURITIES SHOULD BE SENT WITH YOUR ADS LETTER OF TRANSMITTAL